                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)     June 27, 2001
                                                 ----------------------


                           EAGLE-PICHER HOLDINGS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           DELAWARE                        333-49957-01                    13-3989553
----------------------------        --------------------------         --------------------
(State or other jurisdiction               (Commission                    (IRS Employer
     of incorporation)                     File Number)                 Identification No.)



       250 East Fifth Street, Suite 500, Cincinnati, Ohio        45202
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       (Address of principal executive offices)                 Zip Code


Registrant's telephone number, including area code    513-721-7010
                                                  ------------------------------



                                (Not Applicable)
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          (Former Name Or Former Address, If Changed Since Last Report)

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                         TABLE OF ADDITIONAL REGISTRANTS



                                                 JURISDICTION OF           COMMISSION          IRS EMPLOYER
                                                 INCORPORATION OR             FILE            IDENTIFICATION
         NAME                                      ORGANIZATION              NUMBER               NUMBER
         ----                                    ----------------          ----------         --------------
   Eagle-Picher Industries, Inc.                   Ohio                    333-49957           31-0268670
   Daisy Parts, Inc.                               Michigan                333-49957-02        38-1406772
   Eagle-Picher Development Co., Inc.              Delaware                333-49957-03        31-1215706
   Eagle-Picher Far East, Inc.                     Delaware                333-49957-04        31-1235685
   Eagle-Picher Minerals, Inc.                     Nevada                  333-49957-06        31-1188662
   Eagle-Picher Technologies, LLC                  Delaware                333-49957-09        31-1587660
   Hillsdale Tool & Manufacturing Co.              Michigan                333-49957-07        38-0946293
   EPMR Corporation (f/k/a Michigan                Michigan                333-49957-08        38-2185909
       Automotive Research Corp.)



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ITEM 5.  OTHER EVENTS.



CREDIT AGREEMENT AMENDMENT


         On June 27, 2001 Eagle-Picher Industries, Inc. (the "Company") entered into an amendment (the "Credit Agreement Amendment") to its senior secured Credit Agreement (the "Credit Agreement") dated as of February 19, 1998 among the Company, various lenders from time to time party thereto, ABN AMRO Bank, N.V., as Agent, PNC Bank, National Association, as Documentation Agent and NBD, N.A., as Syndication Agent. The Credit Agreement Amendment is effective as of May 31, 2001 and amends the financial covenants in the Credit Agreement and makes certain other changes as described below.


Leverage Ratio

         The Company's Leverage Ratio is the ratio of consolidated debt to consolidated earnings before interest, taxes, depreciation and amortization ("EBITDA"), as such terms are defined in the Credit Agreement. The Company's Leverage Ratio is measured quarterly based on the trailing four fiscal quarters and the Credit Agreement Amendment changed the maximum permitted Leverage Ratio as shown in the following table:


                        QUARTER ENDING           PREVIOUS MAXIMUM      AMENDED MAXIMUM
                                                  LEVERAGE RATIO       LEVERAGE RATIO
                     May 31, 2001                   4.50:1.00              5.00:1.00
                     August 31, 2001                4.50:1.00              5.25:1.00
                     November 30, 2001              4.00:1.00              5.25:1.00
                     February 28, 2002              4.00:1.00              5.25:1.00
                     May 31, 2002                   4.00:1.00              5.00:1.00
                     August 31, 2002                4.00:1.00              4.75:1.00
                     November 30, 2002              3.50:1.00              4.75:1.00
                     February 28, 2003              3.50:1.00              4.75:1.00
                     May 31, 2003                   3.50:1.00              4.50:1.00
                     Thereafter                     3.50:1.00              4.25:1.00


Interest Coverage Ratio

         The Company's Interest Coverage Ratio is the ratio of consolidated EBITDA to consolidated interest expense, as such terms are defined in the Credit Agreement. The Company's Interest Coverage Ratio is measured quarterly based on the trailing four fiscal quarters and the Credit Agreement Amendment changed the minimum required Interest Coverage Ratio as shown in the following table:


                            QUARTER ENDING        PREVIOUS MINIMUM        AMENDED MINIMUM
                                                  REQUIRED INTEREST      REQUIRED INTEREST
                                                   COVERAGE RATIO         COVERAGE RATIO
                     May 31, 2001                   2.50:1.00              2.00:1.00
                     August 31, 2001                2.50:1.00              2.00:1.00
                     November 30, 2001              2.50:1.00              2.00:1.00
                     February 28, 2002              3.00:1.00              1.85:1.00
                     May 31, 2002                   3.00:1.00              2.00:1.00
                     August 31, 2002                3.00:1.00              2.00:1.00
                     November 30, 2002              3.00:1.00              2.00:1.00



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



                     February 28, 2003              3.00:1.00              2.25:1.00
                     May 31, 2003                   3.00:1.00              2.25:1.00
                     August 31, 2003                3.00:1.00              2.25:1.00
                     Thereafter                     3.00:1.00              2.50:1.00


Fixed Charge Coverage Ratio

         The Company's Fixed Charge Coverage Ratio is the ratio of consolidated EBITDA to consolidated fixed charges, as such terms are defined in the Credit Agreement. The Company's Fixed Charge Coverage Ratio is measured quarterly based on the trailing four fiscal quarters and the Credit Agreement Amendment changed the minimum required Fixed Charge Coverage Ratio as shown in the following table:


                            QUARTER ENDING        PREVIOUS MINIMUM        AMENDED MINIMUM
                                                  REQUIRED INTEREST      REQUIRED INTEREST
                                                   COVERAGE RATIO         COVERAGE RATIO
                     May 31, 2001                   1.50:1.00              1.50:1.00
                     August 31, 2001                1.50:1.00              1.25:1.00
                     November 30, 2001              1.50:1.00              1.25:1.00
                     February 28, 2002              1.50:1.00              1.25:1.00
                     May 31, 2002                   1.50:1.00              1.25:1.00
                     August 31, 2002                1.50:1.00              1.25:1.00
                     November 30, 2002              1.50:1.00              1.25:1.00
                     February 28, 2003              1.50:1.00              1.35:1.00
                     May 31, 2003                   1.50:1.00              1.35:1.00
                     Thereafter                     1.50:1.00              1.40:1.00


         The Credit Agreement Amendment changed several other provisions of the Credit Agreement in addition to the financial covenants. With the Credit Agreement Amendment, all proceeds from Asset Sales (as such term is defined in the Credit Agreement) are required to be applied to repay principal on the term loan under the Credit Agreement. Previously, the Company was permitted to use up to $50 million of proceeds per fiscal year from Asset Sales to purchase other assets used in the Company's business before being required to repay such term loan. As of the date hereof, the outstanding principal amount of such term loan was approximately $57.3 million.

         The Credit Agreement Amendment also eliminated the ability of the Company to make up to $75 million per fiscal year of acquisitions without the consent of a majority of the lenders.

         The Credit Agreement Amendment increases the interest rate on borrowings under the Credit Agreement by 0.50% (0.75% if the Company's Leverage Ratio exceeds 5.00 to 1.00).

         The Credit Agreement Amendment also contains several minor technical amendments to the Credit Agreement.

         The Company paid total fees to the lenders of approximately $800,000 in connection with the Credit Agreement Amendment.


RECEIVABLES LOAN AGREEMENT AMENDMENT



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


         On June 29, 2001, the Company and its wholly-owned subsidiary Eagle-Picher Acceptance Corporation ("EPAC") entered into a Fifth Amendment (the "RLA Amendment") to the Receivables Loan Agreement (the "Receivables Loan Agreement") dated as of May 18, 1999 among the Company, EPAC, Amsterdam Funding Corporation, ABN AMRO Bank N.V., Market Street Funding Corporation and PNC Bank, National Association. Pursuant to the RLA Amendment, the term of the Receivables Loan Agreement was extended to May 15, 2002. The Receivables loan Agreement had an initial term through May 17, 2000, which was extended in 2000 to May 16, 2001 and then extended in May 2001 until June 29, 2001. In connection with the RLA Amendment, the annual fee paid by the Company on the program limit of $50 million was increased by 0.50% to 1.25%.

         The foregoing descriptions of the Credit Agreement Amendment and the RLA Amendment are qualified in their entirety by reference to the full text of those documents, each of which is incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(c)      Exhibits:

          10.56 Fourth Amendment to Credit Agreement and Consent dated as of May 31, 2001, among the Company, the lenders party hereto, ABN AMRO Bank N.V., as Agent, PNC Bank, National Association, as Documentation Agent and NBD Bank, N.A., as Syndication Agent.

          10.57 Fifth Amendment to Receivables Loan Agreement dated as of June 29, 2001 among the Company, EPAC, Amsterdam Funding Corporation, as a Conduit Lender and as the administrative agent for the Lenders, ABN AMRO Bank N.V., as the Amsterdam Lender Agent, Market Street Funding Corporation, as a Conduit Lender, PNC Bank, National Association, as the Market Lender Agent and the Related Bank Lenders party hereto.



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



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       EAGLE-PICHER HOLDINGS, INC.



                                       /s/ Philip F. Schultz
                                       -----------------------------------------
                                       Philip F. Schultz
                                       President and Chief Executive Officer
                                       Senior Vice President and Chief Financial
                                       Officer



DATE   July 6, 2001
    -----------------

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       EAGLE-PICHER INDUSTRIES, INC.



                                       /s/ Philip F. Schultz
                                       -----------------------------------------
                                       Philip F. Schultz
                                       President and Chief Executive Officer
                                       Senior Vice President and Chief Financial
                                       Officer



DATE   July 6, 2001
    -----------------



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



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       DAISY PARTS, INC.



                                       /s/ Tom B. Scherpenberg
                                       -----------------------------------------
                                       Tom B. Scherpenberg
                                       Treasurer



DATE   July 6, 2001
    -----------------



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       EAGLE-PICHER DEVELOPMENT COMPANY, INC.



                                       /s/ Tom B. Scherpenberg
                                       -----------------------------------------
                                       Tom B. Scherpenberg
                                       Treasurer



DATE   July 6, 2001
    -----------------



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       EAGLE-PICHER FAR EAST, INC.



                                       /s/ Tom B. Scherpenberg
                                       -----------------------------------------
                                       Tom B. Scherpenberg
                                       Treasurer



DATE   July 6, 2001
    -----------------



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       EAGLE-PICHER MINERALS, INC.




                                       /s/ Tom B. Scherpenberg
                                       -----------------------------------------
                                       Tom B. Scherpenberg
                                       Treasurer



DATE   July 6, 2001
    ------------------



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       EAGLE-PICHER TECHNOLOGIES, LLC



                                       /s/ William E. Long
                                       -----------------------------------------
                                       William E. Long
                                       President



DATE   July 6, 2001
    -----------------



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       HILLSDALE TOOL & MANUFACTURING CO.



                                       /s/ Tom B. Scherpenberg
                                       -----------------------------------------
                                       Tom B. Scherpenberg
                                       Treasurer



DATE   July 6, 2001
    -----------------



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       EPMR CORPORATION



                                       /s/ Tom B. Scherpenberg
                                       -----------------------------------------
                                       Tom B. Scherpenberg
                                       Treasurer


DATE   July 6, 2001
    -----------------



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                                  EXHIBIT INDEX
                                  -------------



EXHIBIT NO.       DESCRIPTION

    10.56 Fourth Amendment to Credit Agreement and Consent dated as of May 31, 2001, among the Company, the lenders party hereto, ABN AMRO Bank N.V., as Agent, PNC Bank, National Association, as Documentation Agent and NBD Bank, N.A., as Syndication Agent.

    10.57 Fifth Amendment to Receivables Loan Agreement dated as of June 29, 2001 among the Company, EPAC, Amsterdam Funding Corporation, as a Conduit Lender and as the administrative agent for the Lenders, ABN AMRO Bank N.V., as the Amsterdam Lender Agent, Market Street Funding Corporation, as a Conduit Lender, PNC Bank, National Association, as the Market Lender Agent and the Related Bank Lenders party hereto.



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